As filed with the Securities and Exchange Commission on July 29, 2003

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                                   1933 Act  File No. 333-100751
                                                     1940 Act File No. 811-21241

                                   Form N-2/A

                        (Check appropriate Box or Boxes)
           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       [X] Pre-Effective Amendment No. 1
                       [ ] Post-Effective Amendment No. ___
                                       and
       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              [X] Amendment No. 1

                              RMR Real Estate Fund
          Exact Name of Registrant as Specified in Declaration of Trust
                       400 Centre Street, Newton, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                 (617) 796-8350
               Registrant's Telephone Number, including Area Code

                                    Copy to:
                             Karen L. Linsley, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

  Title of Securities Being        Amount Being         Proposed Maximum              Proposed Maximum               Amount of
          Registered                Registered      Offering Price Per Unit     Aggregate Offering Price (1)      Registration Fee
          ----------                ----------      -----------------------     ----------------------------      ----------------
Common Shares of Beneficial      5,000,000 Shares            $15.00                    $75,000,000                   $6,900 (2)
Interest, $0.001 par value

(1) Estimated  solely for the purpose of calculating the  registration  fee.
(2) Previously paid.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS                            Subject To Completion, Dated July 29, 2003


                            __,000,000 common SHARES        [Graphic omitted
                              RMR REAL ESTATE FUND           RMR Real Estate
                                $15.00 PER SHARE             Fund Logo]

Investment Objectives. RMR Real Estate Fund ("we", "us" or the "Fund") is a newly organized, non-diversified closed end management investment company. Our primary investment objective is to earn and pay a high level of current income to our shareholders by investing in real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

Our Advisor. RMR Advisors, Inc., (our "Advisor") is a newly formed company which will be our investment manager. Our Advisor has no prior experience operating an investment company, but affiliates of our Advisor have extensive experience in the real estate industry. Our Advisor is a wholly owned subsidiary of Reit Management & Research LLC ("Reit Management"), a real estate advisory company that, together with its predecessors, has been in business since 1985. Reit Management is currently manager of three public real estate investment trusts, or REITs: HRPT Properties Trust, a REIT which owns office buildings; Hospitality Properties Trust, a REIT which owns hotels; and Senior Housing Properties Trust, a REIT which owns senior housing properties.

Investment Policies. After this offering is completed, we intend to issue fund preferred shares or use other leverage up to 1/3 of our total asset value. The proceeds from leverage will be invested in securities issued by real estate companies. Generally, in normal market conditions, we expect that: (i) at least 90% of our managed assets, including proceeds from leverage, will be invested in income producing securities issued by real estate companies, other than those companies managed by affiliates of our Advisor, and including common shares, preferred shares and debt; (ii) at least 75% of our managed assets will be in securities issued by REITs; and (iii) no more than 25% of our managed assets will be non-investment grade rated debt or preferred shares.

Your purchase of our common shares involves risks. You could lose some or all of your investment. There can be no assurance that we will achieve our investment objectives. See "Risk Factors" beginning on page __.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                  Per Share            Total(1)
                                                  ---------            -----
   Public Offering Price......................... $15.00               $____
   Sales Load.................................... $_____               $____
   Estimated Offering Expenses(2)................ $ 0.03               $____
   Proceeds to the Fund.......................... $_____               $____

(1) The Underwriters may purchase up to an additional ________ common shares within 45 days of this prospectus at the public offering price, less the sales load, to cover over-allotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $_____, $______, $______ and $______, respectively. See "Underwriting."

(2) The Advisor has agreed to pay the organizational and offering expenses (other than the sales load) that exceed $0.03 per common share. The estimated offering expenses to be incurred by the Fund are $_________.


     The common shares will be delivered on or about ____________, 2003.

                               [List Underwriters]





             The date of this Prospectus is _________________, 2003.

No Prior Trading History. We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price equal to or greater than net asset value will result. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. We intend to apply to list our common shares on the New York Stock Exchange (the "NYSE") under the symbol "RMF".

Leverage. We initially intend to issue fund preferred shares representing approximately 33 1/3% of our capital immediately after their issuance. We may also borrow money from banks or other financial institutions or issue debt securities. Our issuance of fund preferred shares or debt will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize without our use of leverage. There can be no assurance that our leverage strategies will be successful.

Our common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or by any other governmental agency.
                              ---------------------
                                TABLE OF CONTENTS
                                                                           PAGE
Prospectus Summary........................................................    3
Summary of Fund Expenses..................................................    8
Risk Factors..............................................................   10
Use of Proceeds...........................................................   14
The Fund..................................................................   15
Investment Objectives and Policies........................................   15
Use of Leverage...........................................................   17
Interest Rate Transactions................................................   19
Management of the Fund....................................................   20
Net Asset Value...........................................................   22
Distributions.............................................................   22
Dividend Reinvestment Plan................................................   23
Description of Shares.....................................................   24
Borrowings................................................................   26
Certain Provisions in the Declaration of Trust............................   27
Repurchase of Fund Shares.................................................   29
Tax Matters...............................................................   29
Underwriting..............................................................   30
Custodian and Transfer Agent..............................................   32
Legal Matters.............................................................   33
Table of Contents of the Statement of Additional Information..............   33


You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the cover of this prospectus. Unless otherwise states, all information in the prospectus assumes that the underwriters' over allotment option is not exercised.

You should read the prospectus, which contains important information about us, before deciding whether to invest in our common shares, and retain it for future reference. A Statement of Additional Information, or SAI, dated _______, 2003 containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page __ of this prospectus, by calling ____________ or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov).

Until ____________, 200__, (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

     This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, especially the information set forth at "Risk Factors".

THE FUND............................   RMR   Real   Estate   Fund  is  a  newly
                                       organized, non-diversified, closed end management investment company.

THE OFFERING........................   We are  offering  _____  of  our  common
                                       shares.  The  public  offering  price is
                                       $15.00  per  common   share.   You  must
                                       purchase  at  least  100  common  shares
                                       ($1,500).    We   have    granted    the
                                       Underwriters an option to purchase up to ___ additional common shares to cover over allotments, if any.

INVESTMENT OBJECTIVES...............   Our primary  investment  objective is to
                                       earn and pay to our  shareholders a high
                                       level of current  income by investing in
                                       securities   issued   by   real   estate
                                       companies.   Generally,  a  real  estate
                                       company  is a company  which  derives at
                                       least  50%  of  its  revenue   from  the
                                       ownership,      leasing,     management,
                                       construction,  sale or financing of real
                                       estate or has at least 50% of its assets
                                       invested   in   real   estate.   Capital
                                       appreciation is our secondary objective.
                                       There can be no assurance that we will achieve these objectives.

INVESTMENT STRATEGY.................   We  intend.to  use the  proceeds of this
                                       offering    and    leverage    to   make
                                       investments  in real estate  securities.
                                       Generally,     under    normal    market
                                       conditions, our investment strategies will be as follows:

                                            o    At  least  90% of our  managed
                                                 assets  will  be  invested  in
                                                 income     producing    common
                                                 stocks,  preferred  shares and
                                                 convertible or debt securities
                                                 issued    by    real    estate
                                                 companies.  Managed assets not
                                                 so  invested  will be invested
                                                 in    other    debt,    equity
                                                 securities  and  money  market
                                                 instruments.

                                            o    At  least  75% of our  managed
                                                 assets  will  be  invested  in
                                                 securities  issued by REITs. A
                                                 REIT is a real estate  company
                                                 that   primarily  owns  income
                                                 producing     real     estate,
                                                 mortgages or other real estate
                                                 interests. REITs are generally
                                                 required to distribute  90% of
                                                 their    income    to    their
                                                 shareholders.   As  a  result,
                                                 REITs  pay   relatively   high
                                                 dividends as compared to other
                                                 types of companies.  We intend
                                                 to use REIT  dividends to meet
                                                 our primary  objective of high
                                                 current  income.  We will  not
                                                 invest  in the  securities  of
                                                 HRPT  Properties  Trust ("HRPT
                                                 Properties"),      Hospitality
                                                 Properties Trust ("Hospitality
                                                 Properties"),  Senior  Housing
                                                 Properties    Trust   ("Senior
                                                 Housing") or any other REIT or
                                                 company    managed   by   Reit
                                                 Management,   or   any   other
                                                 affiliate of our Advisor.

                                            o    The     preferred      shares,
                                                 convertible      and      debt
                                                 securities  in  which  we  may
                                                 invest are sometimes  referred
                                                 to as "ratable securities". We
                                                 will     not     invest     in
                                                 non-investment  grade  ratable
                                                 securities  if, as a result of
                                                 the investment,  more than 25%
                                                 of our managed assets would be
                                                 invested   in   non-investment
                                                 grade  ratable  securities.  A
                                                 ratable   security   will   be
                                                 considered investment grade if
                                                 it is rated Baa3,  BBB-,  BBB-
                                                 or higher by Moody's Investors
                                                 Service,  Inc.,   ("Moody's"),
                                                 Standard & Poor's,  a division
                                                 of The McGraw-Hill  Companies,
                                                 Inc.  ("S&P")  or Fitch,  Inc.
                                                 ("Fitch"), respectively, or if
                                                 it is unrated  but  considered
                                                 to be of comparable quality by
                                                 our Advisor.

                                            o    In   anticipation   of  or  in
                                                 response  to  adverse   market
                                                 conditions    or   for    cash
                                                 management  purposes,  we  may
                                                 temporarily  hold  all  or any
                                                 portion of our assets in cash,
                                                 money   market    instruments,
                                                 commercial  paper,  shares  of
                                                 money market funds, investment
                                                 grade     bonds    or    other
                                                 investment      grade     debt
                                                 securities,          including
                                                 government   securities.   Our
                                                 investment  objectives may not
                                                 be   achieved   during   these
                                                 times.

                                            o    In connection  with our use of
                                                 leverage,  we may  enter  into
                                                 interest   rate  swap  or  cap
                                                 transactions  or  purchase  or
                                                 sell  futures  or  options  on
                                                 futures.

USE OF LEVERAGE.....................   We intend  to use  leverage  by  issuing
                                       fund  preferred  shares or by  borrowing
                                       from    banks   or    other    financial
                                       institutions  in an aggregate  amount up
                                       to 33 1/3% of our managed  assets  after
                                       the   issuance   or    borrowing.    All
                                       distributions  on and  redemption of our
                                       fund  preferred  shares and all payments
                                       of interest and  repayments of principal
                                       on our  borrowings,  will have  priority
                                       claims on our  income  and  assets  over
                                       distributions   payable  on  our  common
                                       shares.  Our  current  intent  is to use
                                       leverage  by  issuing   fund   preferred
                                       shares within three months after the completion of this offering, subject to market conditions and other factors.

                                       We intend to use the net proceeds of our
                                       issuance  of fund  preferred  shares  or
                                       borrowings  to invest in  securities  of
                                       real  estate  companies.  So long as the
                                       returns   that  we   realize   on  these
                                       investments   exceed  the  distributions
                                       paid on our fund preferred shares or the interest cost of our borrowings plus our expenses arising from these investments, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage.

                                       The use of leverage  involves  risks and
                                       there is no guaranty  that we will issue
                                       fund preferred shares or make borrowings
                                       or that our  leverage  strategy  will be
                                       successful in  increasing  our income or
                                       the  distributions  you receive.  If the
                                       income we receive on investments  funded
                                       with  leverage is less than our leverage
                                       costs,  the use of  leverage  may reduce
                                       our    income    and     decrease    the
                                       distributions you receive from us.

DIVIDENDS AND
DISTRIBUTIONS
ON COMMON SHARES....................   We intend to pay  regular  monthly  cash
                                       distributions.  The initial distribution
                                       will be declared  approximately 45 days,
                                       and paid  approximately  60 days,  after
                                       the completion of the initial closing of
                                       this offering. Our distribution rate may
                                       be  adjusted  from  time  to time by our
                                       board of trustees, depending upon, among
                                       other things,  the actual or anticipated
                                       performance  of  our  investments,   the
                                       dividends payable on our fund preferred shares, if any, and interest payable on our debt, if any.

                                       We expect that a substantial  portion of
                                       our   distributions   will  be  ordinary
                                       income, but part of our distributions may be return of capital or capital gains.

DIVIDEND REINVESTMENT
PLAN................................   We  have a  dividend  reinvestment  plan
                                       which  is  sometimes  referred  to as an
                                       "opt out plan". Under this plan you will
                                       receive  all of  your  distributions  in
                                       common  shares,   unless  you  elect  to
                                       receive them in cash. You will also have
                                       the option to acquire  additional common
                                       shares  for  cash.  Our  stock  transfer
                                       agent  and  registrar,  EquiServe  Trust
                                       Company,   N.A.,  will  administer  this
                                       plan.   EquiServe   will   receive  your
                                       distributions and purchase common shares
                                       in  the  market  or  from  us  for  your
                                       account.  Shares will be purchased  from
                                       us as newly issued  shares  whenever the
                                       market  price of our common  shares plus
                                       estimated brokerage costs is equal to or
                                       greater than our net asset value. Shares
                                       will  be   purchased   in  open   market
                                       transactions  whenever  the market price
                                       of  our  common  shares  plus  estimated
                                       brokerage  costs  is less  than  our net
                                       asset value. This automatic reinvestment
                                       of distributions will not relieve you of
                                       tax   obligations   arising   from  your
                                       receipt of distributions even though you will not receive any cash.

INVESTMENT ADVISOR..................   Our  Advisor  will  be  our   investment
                                       manager. Our Advisor is a new company formed in 2002 and has no prior history.

                                       Our Advisor is a wholly owned subsidiary
                                       of  Reit  Management.   Reit  Management
                                       provides    advice   on   real    estate
                                       investments,     property     management
                                       services    and    research    to   HRPT
                                       Properties,    Hospitality   Properties,
                                       Senior   Housing  and  various   private
                                       companies.   Together   these   entities
                                       directly  own  over $7  billion  of real
                                       estate. Personnel of the Advisor who are
                                       responsible   for   our   day   to   day
                                       operations and our investment  decisions
                                       are also  involved in the  operations of
                                       Reit  Management.  We believe that their
                                       experience   in  direct   ownership  and
                                       management  of real estate may afford us
                                       a  competitive  advantage in  evaluating
                                       real estate companies and the securities
                                       which   are   issued   by  real   estate
                                       companies.

                                       We will pay our Advisor a monthly fee equal to an annual rate of 0.85% of our average daily managed assets (i.e., the net asset value of our common shares plus the liquidation preference of any fund preferred shares and the principal amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of leverage increases the fee paid to our Advisor.

                                       For the five years  after the closing of
                                       this offering, our Advisor has agreed to
                                       waive its fees  equal to an annual  rate
                                       of 0.25% of our  average  daily  managed
                                       assets.  In  addition,  our Advisor will
                                       pay  all   organizational  and  offering
                                       expenses,   excluding  the  sales  load,
                                       which exceed $0.03 per common share.

CUSTODIAN...........................   State Street Bank and Trust Company will
                                       serve as custodian of our assets.

ADMINISTRATION  AND
SUBADMINISTRATION...................   Our   Advisor   will  also  act  as  our
                                       administrator.     Substantially     all
                                       administrative    activities   will   be
                                       conducted  on our behalf by State Street
                                       Bank    and    Trust     Company,     as
                                       subadministrator.

TRANSFER AGENT......................   EquiServe Trust Company, N.A. will serve
                                       as our  transfer  agent  and  will  also
                                       serve  as  the   administrator   of  our
                                       dividend reinvestment plan.

LISTING AND SYMBOL..................   We  intend  to apply to list our  common
                                       shares  on the  NYSE  under  the  symbol
                                       "RMF".

PRINCIPAL RISKS.....................   No  Operating  History.  We are a  newly
                                       organized company and have no history of operations.

                                       Inexperienced  Advisor. Our Advisor is a
                                       newly   organized   entity  and  has  no
                                       experience    managing   a    registered
                                       investment company.

                                       Concentration   of   Investments.    Our
                                       portfolio will be concentrated in the real estate industry. A decline in the market value of real estate generally is likely to cause a decline in the value of our common shares.

                                       Non-diversification Risk. Our investment
                                       portfolio    will   be   focused    upon
                                       securities   in  one   industry.   Also,
                                       because we are non-diversified under the
                                       Investment  Company Act of 1940,  we can
                                       invest  a  greater   percentage  of  our
                                       assets in securities of a single company
                                       than    can    a    diversified    fund.
                                       Accordingly, the market prices of our common shares may be more volatile than an investment in a diversified fund.

                                       Real Estate Risks. Our investment focus on real estate securities creates risks, including the following:

                                            o    Securities  of companies  that
                                                 own   office   buildings   are
                                                 vulnerable   to   changes   in
                                                 office  occupancies and rents;
                                                 securities  of companies  that
                                                 own    hotels    are    highly
                                                 sensitive  to business  travel
                                                 and      general      economic
                                                 conditions;    securities   of
                                                 companies that owns healthcare
                                                 facilities,   age   restricted
                                                 apartments,   congregate  care
                                                 properties,   assisted  living
                                                 facilities  and nursing  homes
                                                 may be highly  dependent  upon
                                                 Medicare and Medicaid payments
                                                 which are  subject  to changes
                                                 in    government     policies;
                                                 securities  of companies  that
                                                 own  retail   properties   are
                                                 vulnerable   to   changes   in
                                                 consumer  spending   practices
                                                 and to  bankruptcies  of large
                                                 retail firms;  and  securities
                                                 of    companies    that    own
                                                 apartment     buildings    are
                                                 affected by changes in housing
                                                 market conditions.

                                            o    Many real estate  companies in
                                                 which  we will  invest  may be
                                                 smaller  and  have  more  debt
                                                 than  companies  traded in the
                                                 equity  markets  as  a  whole.
                                                 Smaller equity  capitalization
                                                 and  more  leverage  may  mean
                                                 that securities issued by real
                                                 estate  companies  may be more
                                                 volatile    than    securities
                                                 issued   by   larger  or  less
                                                 leveraged companies.

                                            o    Real estate companies in which
                                                 we will invest are susceptible
                                                 to other  special  risks.  For
                                                 example: real estate taxes and
                                                 property  insurance costs have
                                                 increased   materially  within
                                                 the past  year;  environmental
                                                 laws  have  made  real  estate
                                                 owners  responsible  for clean
                                                 up   costs    which   can   be
                                                 material;   and   other   laws
                                                 require real estate  owners to
                                                 incur   capital   expenditures
                                                 such  as  laws  that   require
                                                 access  by  disabled  persons.

                                       Leverage   Risks.   We   intend  to  use
                                       leverage  to increase  our  investments.
                                       Holders of our fund preferred  shares or
                                       our debt  will have  priority  claims to
                                       our income and assets  over your  rights
                                       as  an  owner  of  our  common   shares.
                                       Because we will use leverage, if the value of our investments declines, the value of your common shares will decline faster than it would if we had invested without leverage.

                                       Interest Rate Risks. We will be exposed to two principal types of interest rate risks:

                                            o    Our  cost  of  leverage   will
                                                 increase  as  interest   rates
                                                 increase.    These   increased
                                                 costs  may  result in less net
                                                 income      available      for
                                                 distribution   to   you  as  a
                                                 common shareholder.

                                            o    When  interest  rates rise the
                                                 market   values  of   dividend
                                                 paying   securities    usually
                                                 fall.   Because  most  of  our
                                                 investments    will    be   in
                                                 dividend  paying   securities,
                                                 and  because we expect to make
                                                 distributions      to      our
                                                 shareholders,   both  our  net
                                                 asset  value  and  the  market
                                                 price of our common shares are
                                                 likely   to    decline    when
                                                 interest  rates  rise.

                                       We may mitigate  some of these  interest
                                       rate risks by investing in interest rate
                                       hedges. However, interest rate risks may
                                       be magnified if we hedge  interest rates
                                       based   upon   expectations   concerning
                                       interest  rates that  prove  inaccurate.

                                       Market  Discount Risk.  Shares of closed
                                       end  investment   companies   frequently
                                       trade at a discount to net asset value.

                                       Redeemable Securities Risks. We expect that most of the preferred securities in which we will invest will provide their issuer a right of redemption at a fixed price. If the issuers exercise their redemption rights, we may not realize the value for any premium we may have paid for these securities.

                                       Low  Rated  Securities   Risks.  We  may
                                       invest  up to  25% of  our  total  asset
                                       value in  ratable  securities  which are
                                       below  investment  grade.  In  addition,
                                       none of the common equity  securities in
                                       which we will invest are  expected to be
                                       rated.   These  investments   should  be
                                       considered speculative. Because we will invest in speculative securities, your investment in our common shares will involve a greater risk of loss than an investment which is focused only on higher rated securities.

                                       Anti-takeover      Provisions.       Our
                                       declaration  of trust and bylaws contain
                                       provisions  which  limit the  ability of
                                       any person to  acquire  control of us or
                                       to convert us to an open end fund. These
                                       provisions   may   deprive  you  of  the
                                       ability to sell your common shares at a premium to their market value.

                                       Market  Disruption  Risk.  Volatility in
                                       securities   markets   precipitated   by
                                       terrorist  attacks,  war or other  world
                                       events  such as those that  occurred  in
                                       2001,  2002 and 2003 may have  long term
                                       negative  effects on those markets.  The
                                       value of  securities  in which we intend
                                       to invest and your common  shares may be
                                       more volatile or decline in the event of
                                       future   terrorist   activity,   war  or
                                       instability.

                            SUMMARY OF FUND EXPENSES

The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we will issue approximately _______ common shares and that we use leverage, as we currently expect, to increase our investments by issuing fund preferred shares within three months following the completion of this offering. The amount of leverage, up to 33 1/3% of our managed asset value, and the type of leverage we will use will depend upon market conditions in effect from time to time. Footnote 3 to the table also shows our expenses, but assumes that no leverage is used (as will be the case prior to the issuance of fund preferred shares).

                        Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price).............. 4.5%
Organizational and other offering expenses borne by the Fund
         (as a percentage of offering price)............................ 0.2%(1)
Dividend reinvestment and cash purchase plan fees....................... None(2)

                     Annual Expenses - Estimated First Year


                                               As a Percentage of Net Assets
                                          Attributable to Common Shares (Assumes
                                         Fund Preferred Shares are Issued)(3)(4)
                                         ---------------------------------------

Management fees...........................                1.28%
Interest payments on borrowed money.......                 none
Other expenses............................                0.29%
                                                          -----
Total annual expenses.....................                1.57%
Fee waiver (years 1-5)(5).................               (0.38%)
                                                         ------
Total net annual expenses (years 1-5).....                1.19%

---------------

(1) Our organization and offering expenses, excluding the sales load, which exceed $0.03 per common share will be paid by our Advisor. If we issue fund preferred shares, costs of that issuance will be borne immediately by us and will result in a reduced net asset value of common shares. Assuming issuance of fund preferred shares of 33 1/3% of managed assets (after issuance) these offering costs are estimated to be approximately $1.7 million or $0.09 per common share (0.6% of the common share offering price).

(2) You will not be charged any fees if your distributions are paid in cash or in our common shares issued by us. Each participant in the Dividend Reinvestment Plan will be charged a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our common shares under the Plan. You will also pay service and brokerage charges if you direct the dividend reinvestment plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan".

(3) Amounts are based upon estimated amounts for the year following completion of this offering. The table presented in this footnote estimates, for the year following the completion of this offering, our expenses assuming that we do not issue and fund preferred shares or otherwise leverage our assets attributable to common shares, stated as percentages of net assets attributable to common shares.



                                                   As a Percentage of Net Assets
                                                      Attributable to Common
                                                     Shares (assumes no fund
                                                    preferred shares are issued)
                                                   -----------------------------
   Management fees................................          0.85%
   Interest payments on borrowed money............          None
   Other expenses.................................          0.17%
                                                            -----
   Total annual expenses..........................          1.02%
   Fee waiver (years 1-5)(5)......................         (0.25%)
                                                           -------
   Total net annual expenses (years 1-5)..........          0.77%

(4) Although we expect to issue fund preferred shares, in the event we leverage through borrowings in an amount equal to 33 1/3% of our managed assets (including the amount obtained through borrowings), we estimate that, for the year following the completion of this offering, our expenses stated as a percentage of net assets attributable to common shares would be:
     Management fees - 1.28%; Interest payments on borrowed money (assuming an interest rate of 5% per annum which is subject to change based upon market conditions) - 2.50%; Other expenses - 0.17%; Total annual expenses - 3.95%; and Total annual expenses net of fee waiver - 3.57%. Based on these estimates and in accordance with the example below, the expenses for 1, 3, 5, and 10 years would be $82, $154, $226 and $436.

(5) The Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets for our first five years of operations. See "Management of the Fund".



The following examples illustrate the expenses (including the sales load of $45, estimated offering expenses of $2 and the estimated fund preferred share offering costs of $6), that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return. The example assumes that we issue, as we currently expect, fund preferred shares equal to 33 1/3% of our managed assets. The purpose of this table is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. This example should not be considered a representation of future expenses(1).

                                                     1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                  -----------------------------------------------------------------
Cumulative expenses paid by an investor
on each $1,000 invested in common
shares, assuming a 5% annual return
throughout the indicated
periods(2)....................................        $64               $87              $112             $196
---------------

(1) This example assumes that the estimated other expenses set forth in the annual expenses tables above are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Actual rate of return may be more or less than the 5% return assumed.

(2) The Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets for our first five years of operations. See "Management of the Fund".

                                  RISK factors

We are a non-diversified, closed end management investment company designed primarily as a long term investment and not as a trading vehicle. We do not intend to be a complete investment program. Because of the uncertainties inherent in all investments, there can be no assurance that we will achieve our investment objectives. All stock market investments involve risks, including the risk that you may lose some or all of your investment. Your common shares at any time may be worth less than you invested, even after taking into account the reinvestment of dividends and distributions which you receive. Before deciding to purchase any of our shares you should consider the following material risks:

No Operating History

We are a newly organized company and have no history of operations.

Inexperienced Advisor

Our Advisor is a newly organized entity and has no experience managing a securities investment company like the Fund. See "Management of the Fund".

Concentration of Investments

Our investment objectives will concentrate our portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of our common shares.

Non-Diversification Risk

We are a non-diversified investment company. We may make a significant part of our investments in a limited number of securities, and our investments will be focused upon securities in one industry. Because our investment portfolio will be less diversified than that of most other investment companies, the market prices of your investment in our common shares over time are likely to be more volatile than an investment in a diversified fund.

Real Estate Risks

A number of risks are created by our investment focus on real estate securities, including the following:

     o We expect a portion of our portfolio investments will be in securities of REITs that own office buildings. During the past year office occupancies and rents have declined in some areas of the United States. Increases in office occupancies and rents have historically lagged general economic recoveries, and we do not expect occupancies and rents to improve in the near future.

     o We expect a portion of our portfolio investments will be in securities of REITs that own hotels. Hotels usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of hotels and their values are highly sensitive to general economic conditions and travel industry changes. This sensitivity was demonstrated by the decline in hotel operating performance experienced after the terrorist attacks on September 11, 2001.

     o We expect a portion of our portfolio investments will be in securities of REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated and those regulations often require capital expenditures or restrict the profits realizable from these properties. Also, some of these properties are highly dependent upon Medicare and Medicaid payments which are subject to changes in governmental budgets and policies.

     o We expect a portion of our portfolio investments will be in securities of REITs that own retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms.

     o We expect a portion of our portfolio investments will be in securities of REITs that own apartment buildings. The values of these properties are affected by changes in employment, and to decreased demand caused by the availability of low cost home ownership financing.

     o We expect a portion of our portfolio investments will be in securities of REITs that own properties that are leased on a net basis to single tenants. The value of these properties are will vary with the financial strength or business prospects of their tenants.

     o Real estate companies tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most real estate companies also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

     o Real estate companies and their securities in which we will invest are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past year; various environmental protection laws have made real estate owners and previous owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

Leverage Risks

We intend to use leverage to increase our investments by issuance of fund preferred shares within three months following the completion of this offering, subject to market conditions, achievement of appropriate investment ratings from rating agencies on proposed fund preferred shares and approval by our board of trustees. If we do not issue or discontinue use of fund preferred shares, we may leverage by borrowing from banks or financial institutions. Utilization of leverage is a speculative investment technique which involves risks to you as a common shareholder. The principal risks arising from our use of leverage are as follows:

     o Our fund preferred shareholders and lenders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation.

     o If the market value of our investments decline, our assets value per common share will decline faster because we use leverage than it would decline if we did not use leverage.

     o If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline faster because we use leverage than it would decline if we did not use leverage.

     o Our fund preferred share indenture, our borrowings or the rating agencies which rate our leverage instruments, may require covenants and guidelines which restrict our ability to operate, and these restrictions may limit our ability to pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

     o Our obligations to pay distributions on and redeem fund preferred shares or to pay interest on and repay borrowings may cause us to liquidate investments during adverse market conditions which may result in losses.

The risks arising from leverage will be principally borne by our common shareholders not by our fund preferred shareholders, our lenders or by our Advisor. See "Use of Leverage".

Interest Rate Risk

We will be exposed to two principal types of interest rate risks:

     o The cost of distributions on any fund preferred shares and borrowings used for leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

     o When interest rates rise, the market values of dividend paying securities usually fall. Because most of our investments will be in dividend paying securities and because we expect to make regular distributions to our shareholders, both our net asset value and the market price of our common shares are likely to decline when interest rates rise.

We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our fund preferred shares or our cost of borrowings. If we enter an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to us and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the net asset value of your common shares. See "Interest Rate Transactions".

Market Discount Risk

Shares of closed end investment companies frequently trade at a discount to net asset value. We can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Similarly, the value of our portfolio securities will move up and down primarily based on interest in buying or selling those securities. Accordingly, our net asset value will fluctuate and we can not predict if our common shares will trade at, above or below our net asset value.

Redeemable Securities Risks

We intend to invest in preferred securities of REITs. Most of these securities have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. If we purchase these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, we may not realize the value for the premium we paid.

Risks of Investment in Lower Rated Securities

We may invest up to 25% of our managed assets in ratable securities that are below investment grade. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated investments. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the net asset value of our common shares.

Anti-Takeover Provisions

Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibits any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust".

Risks Arising from Terrorist Attacks

The terrorist attacks on September 11, 2001, and related events led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Since the terrorist attacks on September 11, 2001, it has become difficult to obtain insurance for terrorist attacks on some high rise office and other buildings and the costs of that insurance and of other types of insurance have increased materially. Future terrorist attacks could have an adverse impact on the value and market prices of our investments and the net asset value and market price of your common shares.

Inflation Risk

Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of your common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on fund preferred shares and interest costs on borrowings likely will increase, which would tend to further reduce returns to you as a common shareholder.

Deflation Risk

Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities we invest and the value of those securities may decline. A decline in the value of our investments during periods of deflation would tend to reduce the market price of your common shares.

Market Disruption Risk

The impact of terrorist attacks on the United States in 2001, the 2003 war in Iraq and instability in the Middle East has caused volatility in some securities markets and may have long term negative effects on those markets. In particular, periods of volatility due to world events in the past have led to acute declines in the value of unrated and non-investment grade rated securities, including the securities in which we intend to invest. Future terrorist activity, war or instability could have similar effects and may cause the value of the our investments and of your common shares to decline.

                                 USE OF PROCEEDS

The net proceeds of this offering of common shares will be $________. We have granted the Underwriters an option to purchase up to an additional _____ common shares within 45 days of this prospectus at the public offering price to cover over allotments. If the Underwriters exercise their over allotment option in full, the net proceeds of this offering will be $________. The fund will pay all of its organization and offering costs up to $0.03 per common share, or $________. This payment will include payment of costs previously paid by our Advisor. Our Advisor has agreed to pay all of the organization and offering costs, excluding the sales load, which exceed $0.03 per common share. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by one or more of the underwriters.

                                    THE FUND

We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on July 2, 2002. We intend to apply to list our common shares on the NYSE under the symbol "RMF". Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-796-8350.

                       INVESTMENT OBJECTIVES AND POLICIES

Our primary investment objective is to earn and pay a high level of current income to our shareholders by investing in securities issued by real estate companies. Capital appreciation is our secondary investment objective. These two investment objectives are fundamental, meaning they cannot be changed without common shareholder approval as described in the SAI. To achieve these objectives we intend to operate as follows:

Concentration. We intend to concentrate our investments in the U.S. real estate industry. In normal market conditions, at least 90% of our total investments will be in income producing securities of real estate companies.

Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     o derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate; or

     o    has at least 50% of its assets in real estate.

Types of Securities.   Under normal market conditions:

     o at least 75% of our managed assets will be invested in securities of REITs;

     o    our investments will include:

                  -   preferred shares,

                  -   common shares,

                  -   convertible securities, and

                  -   debt securities, and

     o    no  more  than  25%  of  our  managed   assets  will  be  invested  in
          non-investment grade ratable securities.

Real Estate Investment Trusts. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in securities issued by equity REITs.

Preferred  Shares.  Preferred  shares  pay fixed or  floating  distributions  to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. Under current market conditions, we expect to invest a portion of our managed assets in preferred shares of REITs. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares and the quality of the issuing company generally.

Common Shares. Common shares represent the equity ownership of REITs and other companies. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors or boards of trustees. Because of tax laws applicable to REITs, most REITs distribute substantially all of their income to their common shareholders. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual REITs or other companies. These factors will include the financial condition of the companies, the types of real estate in which the companies are invested, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' managements.

Convertible Securities. Convertible securities issued by REITs or other companies are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or dividend yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

Debt Securities. Debt securities of REITs or other companies are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities issued by REITs or other companies, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

Non-Investment Grade Ratable Securities. Generally, preferred shares and convertible and debt securities issued by REITs and other companies are considered ratable and are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. If a ratable security is not rated by a nationally recognized rating agency, our Advisor will determine its comparable rating before we invest in it. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by one of Moody's, S&P or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our Advisor.

We will not invest in non-investment grade ratable securities if as a result of the investment more than 25% of our managed assets would be invested in such securities. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds. Some securities rated investment grade by one rating agency but lower rated by another rating agency will nonetheless be considered investment grade by us. Also, it is possible that ratable securities which we own may be downgraded to below investment grade and our Advisor may determine that it is in our best interests to retain those securities. Accordingly, although we have no present intention to cause or permit these circumstances to continue, it is possible that more than 25% of our managed assets may be considered to be invested in non-investment grade ratable securities in some circumstances.

Related Party Investments. The 1940 Act generally prohibits a registered investment company such as the Fund from purchasing securities from an affiliated entity except pursuant to an exemptive order of the SEC. An affiliate of our Advisor is the property manager for each of HRPT Properties, Hospitality Properties and Senior Housing. Unless the applicable law or circumstances change or a SEC exemptive order is granted, we do not expect to purchase any securities issued by HRPT Properties, Hospitality Properties, Senior Housing or any other company which is affiliated with us or our Advisor.

Defensive Positions. In anticipation of or in response to adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 90% of our total investments are in income producing securities of real estate companies. As a result, we may not achieve our investment objectives during these times. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds.

                                 USE OF LEVERAGE

Within three months after completion of this offering, we intend to issue fund preferred shares and use the proceeds to make additional investments. We may also leverage by borrowing. We expect to limit our total leverage to 33 1/3% of our managed assets. Any distributions on and redemptions of our fund preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

Leverage Restrictions. Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets is at least 200% of the liquidation value of our outstanding preferred shares (i.e., the liquidation value may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding fund preferred shares. If fund preferred shares are issued, we intend to purchase or redeem fund preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If fund preferred shares are issued, the indenture under which they are issued may require that some of our trustees be elected by fund preferred shareholders. Also, if we failed to pay required dividends on fund preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

Under the 1940 Act, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (i.e., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare any cash distribution or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount after deducting the amount of such distribution.

If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in our default under our fund preferred share indenture or our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of your common shares. See "Tax Matters".

We may be subject to certain restrictions imposed by covenants in a fund preferred share indenture, by a lender under future borrowings, or by guidelines required by rating agencies in connection with fund preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objectives; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objectives, we will not issue fund preferred shares or borrow, or we may discontinue use of leverage.

Impact of Leverage. Assuming that leverage will (1) represent in the aggregate 33 1/3% of our managed assets after such leverage, and (2) require distributions on fund preferred shares or interest on borrowings at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.67% of our managed assets in order to cover such payment or interest rates and other expenses specifically related to fund preferred shares or borrowings. Of course, these numbers are merely estimates, used for illustration. Actual payment or interest rates may vary frequently and may be significantly higher or lower than this rate.

The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table further reflects issuance of fund preferred shares or borrowings which represent 33 1/3% of our managed assets after such borrowing or issuance and our currently projected effective annual preferred share distribution payment rate or borrowing interest rate of 5.00%. The table does not reflect any offering costs of common shares or fund preferred shares.

Assumed portfolio total return............................... (10.00)%      (5.00)%       0.00%       5.00%      10.00%
Corresponding return to common shareholder................... (17.50)%     (10.00)%     (2.50)%       5.00%      12.50%

Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after distributions on fund preferred shares and after interest on borrowings, if any) and realized and unrealized gains or losses on the value of the securities we own.

During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our managed assets.

Other Borrowings. We may also borrow money on a temporary basis for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

In connection with our use of leverage, we may enter into interest rate swap or cap transactions. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. By using an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. We intend to use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short term interest rates could have on your common shares as a result of leverage.

The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we receive under the interest rate swap or cap could decline, and could lower the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our maximum leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the cap agreement. We do not intend to enter into interest rate swap or cap transactions in an amount that would exceed the outstanding amount of our leverage.

Interest rate swaps and caps do not generally require us to deliver securities or other underlying assets or principal. Accordingly, our risk of loss with respect to interest rate swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. If the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such a default may also negatively impact our common share values. Although we can not guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will continually monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could negatively impact our common share values.

We may choose or be required to reduce or eliminate our use of fund preferred shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur penalties associated with early termination.

                             MANAGEMENT OF THE FUND

Investment Advisor

Our Advisor is a newly organized company founded in 2002 which has no prior history. Our Advisor is a 100% owned subsidiary of Reit Management. Reit Management provides advice on real estate investments, property management services and research to HRPT Properties, Hospitality Properties, and Senior Housing and various private companies. Together the companies managed by Reit Management directly own over $7 billion of real estate. We believe that the experience in direct ownership and management of real estate of the personnel of Reit Management who will work for our Advisor may afford us a competitive advantage in evaluating real estate companies and the securities which are issued by real estate companies. However, none of the Advisor, Reit Management or their affiliates has prior experience in managing a real estate securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and the telephone number is 617-796-8350.

Trustees and Officers

The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our objectives, restrictions and policies and to the general supervision of our board of trustees. Two of our trustees are the beneficial owners of our Advisor. Each of our officers is an officer of Reit Management. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

Portfolio Managers

Our portfolio managers are:

Barry M. Portnoy. Mr. Portnoy is one of our trustees. He is also a Managing Trustee of HRPT Properties, Hospitality Properties and Senior Housing and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc., a public company, and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of our Advisor and a Vice President of our Advisor.

Gerard M. Martin. Mr. Martin is one of our trustees. He is also a Managing Trustee of HRPT Properties, Hospitality Properties and Senior Housing and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Martin is also a director of Five Star Quality Care, Inc., a public company, and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of our Advisor and a Vice President of our Advisor.

Thomas M. O'Brien. Mr. O'Brien is our President. Mr. O'Brien joined Reit Management as a Vice President in April 1996. He has been President and a Director of our Advisor since its formation in July 2002. Mr. O'Brien served as the Treasurer and Chief Financial Officer of Hospitality Properties from April 1996 until October 2002. Mr. O'Brien has served since October 2002 as Executive Vice President of Hospitality Properties.

Advisory Agreement

Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor is responsible to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates, including Reit Management.

Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to fund preferred shares and the principal amount of borrowings), payable monthly. Assuming we borrow or issue fund preferred shares in the amount of 33 1/3% of our managed assets after such borrowings and/or issuance of fund preferred shares, the annual fee that we would pay to the Advisor would be 1.28% of net assets attributable to our common shares, i.e., not including amounts attributable to borrowings and/or fund preferred shares. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets. Assuming we issue fund preferred shares or borrow in the amount of 33 1/3% of our managed assets, the fee waiver would be equal to 0.38% of our managed assets attributable to our common shares per year. Our Advisor has also agreed to pay all the organizational costs and the expenses of this offering, excluding the sales load, which exceed $0.03 per common share.

In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations and expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

Administration Agreement

Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor, its affiliates and companies managed by them, and payments to State Street Bank.

                                 NET ASSET VALUE

Determinations of our common shares' net asset value are made in accordance with generally accepted accounting principles. We determine the net asset value of your common shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by our board of trustees in good faith to reflect fair market value. If events occur that materially affect the value of a security between the time trading ends in a security and the close of the customary trading session on the security's principal market, we may value that security at its fair value as determined in good faith by our board of trustees. We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value. The effect of using fair value pricing is that your common shares' net asset value will be subject to the judgment of our board of trustees instead of being determined by the market.

Depending on the applicable interest rate environment, any swap transaction that we enter into may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liability.

                                  DISTRIBUTIONS

We intend to make regular monthly distributions to you. We expect to declare our first distribution to you approximately 45 days, and pay you approximately 60 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

We expect to derive ordinary income primarily from distributions we receive on our owned REIT shares. We may also earn ordinary income from interest and from dividends we receive on other securities which we own. Our ordinary income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time.

A portion of the distributions we receive on our owned REIT shares may be classified by those REITs as capital gains or returns of capital. Capital gain or loss may also be generated by us when we sell our investments for amounts different than their adjusted tax basis. The 1940 Act does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC.

Level Rate Dividend Policy

We expect to make distributions to you in equal amounts each month. This is referred to as a "level rate dividend policy". Because the 1940 Act limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than or in addition to the amount we expect we could maintain on a regular monthly basis.

Managed Dividend Policy

Shortly after the completion of this offering we intend to apply to the SEC for exemptive relief under the 1940 Act to implement a policy referred to as a "managed dividend policy". In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each monthly distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular monthly distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level dividend policy. There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that we will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the "Plan") which is sometimes referred to as an "opt-out plan". You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment for the additional shares may not exceed $10,000 per quarter. EquiServe Trust Company, N.A. ("EquiServe"), as agent for the common shareholders (the "Plan Agent"), will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares in the open market for your account or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by EquiServe as our paying agent.

If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

         (1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the NYSE or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

         (2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan Agent's administrative fees will be paid by us. There is no direct service charge to participants in the Plan or the Cash Purchase Option. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. The automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

All correspondence  about the Plan should be directed to EquiServe Trust Company
N.A.  at  P.O.  Box  43010,  Providence,   RI  02940-3010  or  by  telephone  at
800-________.

                              DESCRIPTION OF SHARES

Common Shares

Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued dividends on fund preferred shares have been paid, and unless asset coverage, defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

We intend to apply to list our common shares on the NYSE under the symbol "RMF". We intend to hold annual meetings of shareholders so long as our common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

We expect our common shares' net asset value per share generally to increase when interest rates decline, and to decrease when interest rates rise, and that these changes are likely to be greater because we intend to have a leveraged capital structure. Typically, net asset value of your common shares is lower immediately following an offering due to sales load and offering costs. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading on the exchange through a broker or otherwise. Shares of closed end funds, like us, frequently trade on an exchange at prices lower than net asset value. Closed end fund shares like us that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value.

The market value of your common shares may be influenced by such factors as distribution levels (which are affected by income and expenses), dividend stability, portfolio quality, net asset value, relative demand for and supply of our shares in the market, general market and economic conditions, and other factors, many of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

Fund Preferred Shares

Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. We will bear the costs associated with any issuance of fund preferred shares.

Any offering of fund preferred shares will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our board of trustees determines appropriate to effectively sell the fund preferred shares and to their continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our board of trustees (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively shorter term periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, we estimate that the preference on distribution, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as stated below:

Distribution Preference. Our fund preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

Liquidation Preference. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not earned or declared) before any distribution of assets is made to you as a common shareholder.

Voting Rights. Our fund preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our fund preferred shares will vote together as a single class with you and our other common shareholders.

Holders of our fund preferred shares, voting as a separate class, may also be entitled to elect less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set apart for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined class vote of the holders of our fund preferred shares and our common shares.

Redemption, Repurchase and Sale of Fund Preferred Shares. The terms of our fund preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase fund preferred shares.

Other Terms for Fund Preferred Shares. The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if market conditions change we may decide to issue fund preferred shares on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors -- Leverage Risks".

                                   BORROWINGS

Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all our assets as security. Our declaration of trust authorizes our board of trustees to pledge all or substantially all our assets to secure our borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage".

Distribution Preference. A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors -- Leverage Risks".

Voting Rights. The 1940 Act grants (in certain circumstances) our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a regulated investment company under the Code, we, subject to our ability to liquidate our assets, intend to repay our borrowings.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of private, for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, we are unable to meet our obligations and the complaining party is held not to be bound by our disclaimer.

Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

     o Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

     o Our bylaws fix the number of our trustees initially at five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

     o Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, which were entitled to vote for election of such trustee.

     o Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares or 9.8% of our shares in the aggregate by vote or by value.

     o The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.

     o Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and at least of 75% of our shareholders:

          -- the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

          -- the sale, lease or transfer of all or substantially all of our assets; or

          --   the liquidation or termination of the Fund; and

     o provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of either
          (a) the voting shareholders or (b) the least amount permitted by applicable law.

     o Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure all or substantially all our assets in connection with our use of leverage.

     o The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of voting shareholders or the least amount required, by applicable law.

     o Our declaration of trust and bylaws contain provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 120 and not more than 150 days prior to the first anniversary of the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our bylaws. Shareholder nominations that meet the requirements of our bylaws will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

     o Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees.

The votes  required to approve our  conversion  from a closed end to an open end
investment   company  or  to  approve   transactions   constituting  a  plan  of
reorganization are higher than those required by the 1940 Act.

The provisions of our declaration of trust described above could have the effect of depriving you, as common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                            REPURCHASE OF FUND SHARES

We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

                                   TAX MATTERS

The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

We expect to be qualified under the regulated investment company ("RIC") provisions of the Code. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of allocable earnings and profits. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in your shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions payable to you if:

     o you fail to provide us with your correct taxpayer identification number;

     o    you fail to make required certifications; or

     o you have been notified by the IRS that you are subject to backup withholding.

Some of the distributions we make to you may be classified as ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property, or nontaxable returns of capital. Because we intend that at least 75% of our total investments will be in the equity securities of REITs, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from our REIT investments. After a calendar year-end, REITs often change the classification of the distributions they have made during that year, which might result at that time in our also having to re-classify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum federal income tax rate to 15% on net capital gain recognized by individuals and "qualified dividend income" individuals receive from certain domestic and foreign corporations, sometimes referred to as QDI. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. Under the act, the reduced rate will cease to apply for taxable years beginning after December 31, 2008. Dividends paid by REITs, which we expect to receive, and dividends paid by RICs, which we expect to distribute to you, are generally not QDI and therefore the reduced 15% rate will generally not apply to our income or the dividends that you receive from us. You should consult with your tax advisor to determine the consequences of these tax law changes.

Our distributions to you may also be subject to state and local taxes. You should consult with your own tax advisor regarding your particular tax consequences of investing in the Fund.

                                  UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement, each Underwriter named below has agreed to purchase, and we have agreed to sell to each Underwriter, the number of common shares next to each Underwriter's name.

                                                              NUMBER OF
UNDERWRITERS                                                   SHARES
------------                                                  ---------

[List Underwriters]


             Total

The underwriting agreement provides that the obligations of the several Underwriters to purchase our common shares in this offering are subject to certain legal matters and certain other conditions. The Underwriters are obligated to purchase all of our common shares (other than those covered by the over allotment option described below) if they purchase any of our common shares. The representatives of the Underwriters have advised us that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Our Underwriters, for whom __________ and __________ are acting as representatives, propose to offer some of our common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of our common shares to certain dealers at the public offering price less a concession not in excess of $__ per common share. The sales load of $0.675 per share is equal to 4.5% of the initial offering price and will be paid by you. Our Underwriters may allow, and such dealers may reallow, a concession not in excess of $__ per common share on sales to certain other dealers. Certain dealers acting in the capacity of sub underwriters may receive additional compensation for acting in that capacity.

Our Advisor, and not the fund, has agreed to pay to ___________ a fee at an aggregate rate equal to 0.15% of the fund's net assets (including assets attributable to fund preferred shares that my be outstanding). This fee will be divided among ____________ based upon ____________ and paid quarterly in arrears during the term of our advisory contract with the Advisor. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of the Underwriters will not exceed 4.5% of the total price of the common shares in this offering. For purposes of determining this maximum, each payment will be discounted at a 10% annual rate to the closing date of this offering. The Underwriters have agreed to provide after market services to the Advisor designed to maintain the visibility of the fund on an ongoing basis.

We have granted to our Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to __________ additional common shares at the public offering. Our Underwriters may exercise this option solely for the purpose of covering over allotments, if any, in connection with this offering. To the extent this option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares proportionate to the Underwriter's initial purchase commitment.

We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of Representatives, on behalf of the Underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. ________ in its sole discretion may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the Representatives of the Underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our common shares will develop and continue after this offering. We intend to apply to list our shares on the NYSE under the symbol "RMF".

The Fund and our Advisor have each agreed to indemnify the several  Underwriters
or  contribute  to  losses  arising  out  of  certain   liabilities,   including
liabilities under the Securities Act of 1933, as amended.

Our Advisor will pay in connection with this offering all of the organizational and offering expenses, excluding the sales load, which exceed $0.03 per common share.

In connection with the requirements for listing our common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

Certain Underwriters may make a market in our common shares after trading in our common shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market making activities and any such activities may be discontinued at any time without notice at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, our common shares as a result of any market making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of our common shares in market making transactions in the over the counter market at negotiated prices related to prevailing market prices at the time of the sale.

Our Underwriters have advised us that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in this offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of our common shares on the NYSE at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of our common shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of our common shares. A "covering transaction" is a bid for or purchase of our common shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the Underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the common shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a Representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of our common shares if their customer resells our common shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter, us or our Advisor if, prior to delivery of and payment for our common shares, (i) trading in our common shares or securities generally on the NYSE, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited or minimum prices shall have been established on any such exchange or market by such exchange or market, the SEC or other governmental agency or self-regulatory organization, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or other significant change in political, financial or economic conditions, occurs, the effect of which is to make it, in the judgment of the Underwriters' representatives, impracticable to commence or continue the offering of our common shares at the offering price to the public set forth on the cover page of this prospectus or to enforce contracts for the resale of our common shares by the Underwriters.

We anticipate that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. The representatives of the Underwriters or certain other Underwriters may also act as underwriters of our fund preferred shares or our debt securities or as lenders to us.

Prior to the public offering of our common shares, the Advisor has purchased 7,000 common shares from us for a purchase price of $15 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of ______________ is ____________________.

                          CUSTODIAN AND TRANSFER AGENT

Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our Transfer Agent is RMR Real Estate Fund Shareholder Service Center, c/o EquiServe Trust Company, N.A.,
____________________.

                                  LEGAL MATTERS

Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one our trustees and a director and 50% owner of our Advisor is a former partner and former chairman of Sullivan & Worcester LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE

General Information....................................................... A-2
Additional Information About Investment Policies
  and Restrictions........................................................ A-2
Management of the Fund.................................................... A-4
Compensation of Trustees.................................................. A-7
Administrative Services................................................... A-7
Portfolio Transactions and Brokerage...................................... A-9
Determination of Net Asset Value..........................................A-10
Tax Matters...............................................................A-10
Performance Information...................................................A-13
Experts  .................................................................A-14
Additional Information....................................................A-14

                       STATEMENT OF ADDITIONAL INFORMATION



                              RMR REAL ESTATE FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 796-8350


                 [GRAPHIC OMITTED. RMR REAL ESTATE FUND LOGO.]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

This Statement of Additional Information, or SAI, is not a prospectus, but should be read in conjunction with the prospectus of RMR Real Estate Fund, dated _____________, 2003, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the SAI and prospectus may be obtained free of charge by writing to us or calling us at the address shown above or telephone number _________. You may also obtain a copy of our prospectus and SAI on the SEC's website (http://www.sec.gov).



Subject to Completion ____________, 2003.

                                TABLE OF CONTENTS

                                                                          PAGE

General Information....................................................... A-2
Additional Information About Investment Policies
  and Restrictions........................................................ A-2
Management of the Fund.................................................... A-4
Compensation of Trustees.................................................. A-7
Administrative Services................................................... A-7
Portfolio Transactions and Brokerage...................................... A-9
Determination of Net Asset Value..........................................A-10
Tax Matters...............................................................A-10
Performance Information...................................................A-13
Experts  .................................................................A-14
Additional Information....................................................A-14



                               GENERAL INFORMATION

RMR Real Estate Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust on July 2, 2002. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment policies and restrictions are not fundamental and may be changed by our board of trustees without the approval of the shareholders; however, we will not change our investment policies or restrictions without written notice to shareholders.

U.S. Government Obligations

We may periodically invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

Cash Reserves

Our cash reserves, which may be held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, may be invested in money market instruments.

Money market instruments in which we may invest will include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S.
Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for us, our Advisor, will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on our repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, we may be delayed or may incur costs or possible losses of principal and income in selling the collateral.

Foreign Securities

We will not invest more than 10% of our managed assets in securities of companies not based in the U.S. unless those securities are denominated in U.S. dollars and are regularly traded in the U.S. Foreign securities can be negatively affected by factors not present in securities of U.S. based companies, such as: currency exchange rates, political and economic conditions, laws which restrict foreign ownership of real estate, less stringent securities regulations and greater market volatility. We have no present plans to invest in foreign securities.

Portfolio Turnover Rate

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also had an original maturity or expiration date of more than one year at the time of acquisition. We do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objectives and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate will be greater than 50%.

Investment Restrictions

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our managed assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our managed assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate or mortgages on real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to interest rate or currency hedges;

6. will not make loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in 25% or more of the value of our investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

9. will not enter into short sales representing more than 5% of our managed assets; and

10. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding shares. Our non-fundamental policies may be changed by vote of a majority of our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 200__, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 200__, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 200__. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative. Accordingly, holders of a plurality of our common shares present at a meeting may elect all of the trustees to be elected at each annual meeting.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

Trustees and Officers

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                   Position(s)                                                                         Number of
                   Held with Fund                                                                      Portfolios
                   and Term of                                                                         in Fund
Name,              Office and        Principal Occupation(s)                                           Complex
Address            Length of Time    During Past 5 Years and                                           Overseen by
(Age)              Served            Other Directorships Held by Trustee                               Trustee
-------------------------------------------------------------------------------------------------------------------
Interested
Trustee
Barry M.           Class I Trustee    Chairman of Reit Management - 1986 to present;                            1
Portnoy*           to serve until     Director and Vice President of our Advisor - July 2002 to present;
(58)               200__.             Managing Director of Five Star Quality Care, Inc. - 2001 to present;
                   July 2002 to       Managing Trustee of Senior Housing Properties Trust - 1999 to present;
                   present.           Managing Trustee of Hospitality Properties Trust - 1995 to present;
                                      Managing Trustee of HRPT Properties Trust - 1986 to present.


Gerard M.          Class II Trustee   Director of Reit Management - 1986 to present;                            1
Martin*            to serve until     Director and Vice President of our Advisor - July 2002 to present;
(69)               200__.             Managing Director of Five Star Quality Care, Inc. - 2001 to present;
                   July 2002 to       Managing Trustee of Senior Housing - 1999 to present;
                   present.           Managing Trustee of Hospitality Properties - 1995 to present;
                                      Managing Trustee of HRPT Properties - 1986 to present.
----------------

   * Indicates a trustee who is an "interested person" of the Fund as defined by the 1940 Act by virtue of control of our Advisor.

Disinterested Trustees

Before we commence operations, at least three trustees who are disinterested trustees will be elected to the Board by our current trustees and sole shareholder and a majority of trustees will not be interested persons, as defined in the 1940 Act.


Executive Officers

Thomas M. O'Brien    President.         President and Director of our Advisor - July 2002 to present;
(37)                 July 2002 to       Vice President of Reit Management - April 1996 to present;
                     present.           Treasurer and Chief Financial Officer, Hospitality Properties  - April
                                          1996 to October 2002;.
                                        Executive Vice President, Hospitality Properties - October 2002 to
                                          present.

John C. Popeo        Treasurer.         Treasurer of Reit Management - 1997 to present.
(43)                 July 2002 to       Treasurer and Chief Financial Officer of HRPT Properties - 1997 to
                     present.             present;
                                        Vice President and Controller of The Beacon Companies - 1996 to 1997.

Jennifer B. Clark    Secretary.         Vice President of Reit Management - 1999 to present;
(42)                 July 2002 to       Vice President of HRPT Properties - 1999 to present;
                     present.           Partner, Sullivan & Worcester LLP - 1997 to 1999.


Each of our executive officers is elected annually at the meeting of our board of trustees immediately following our annual meeting of shareholders. All our executive officers serve at the discretion of our board of trustees.

Committees of the Board

We will have an Audit Committee consisting of all of the disinterested trustees. The Audit Committee's functions are to: engage independent accountants to conduct an annual audit of our financial statements; review with the independent accountants the outline, scope and results of our annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, our Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and our financial reporting and controls.

We will have a Nominating Committee and a Compensation Committee, each consisting of all of the disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to annually review our agreement with our Advisor and determine the fees paid to our trustees, our Advisor as well as any other compensation paid to our Advisor and its affiliates.

We have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Approval of Investment Management Agreement

    As  described  in the  prospectus,  we and our  Advisor  are  parties  to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement, and has done so for an initial two year term commencing on the closing date of this offering and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees reviewed materials provided by the Advisor and considered: (1) the level of fees and estimated expense ratio of the fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor, (3) anticipated benefits derived by the Advisor from its relationship with the Fund, (4) the costs of providing services to the Fund; (5) the anticipated profitability of the fund to the Advisor. They also considered that the Advisor agreed to pay all offering costs, other than the sales load, that exceeded an amount equal to $0.03 per common share; and (6) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934 which may be derived by the Advisor as a result of allocation of our brokerage transactions. In considering the Advisory Agreement, our board of trustees did not identify any single factor as controlling. Based on their evaluation of all material factors discussed above, the board of trustees, including the disinterested trustees, voted to approve the Agreement.

Trustee Ownership

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of July __, 2003. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                         Dollar Range of Equity
                                         Securities in the Fund
         Name of Trustee                 as of July __, 2003
         ------------------------------------------------------------
         Barry M. Portnoy                from $50,000 to $100,000 (1)
         Gerard M. Martin                from $50,000 to $100,000 (1)

          (1) Consists of over $100,000 of shares owned by our Advisor.

Principal Shareholders

Since our inception, and until completion of this offering, our Advisor, which is beneficially owned by Messrs. Portnoy and Martin, owns 100% of our shares. To our knowledge, after completion of this offering, none of our trustees will own 1% or more of our outstanding common shares, and our officers and trustees will own, as a group, less than 1% of our common shares.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

                            COMPENSATION OF TRUSTEES

We will pay each trustee who is not an interested person a fee of $10,000 per year plus $1,000 per trustees' meeting attended in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive $1,000 for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees will receive no pension or retirement benefits from us.

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephone, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder, (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent) (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

The fee paid to State Street Bank is computed on the basis of our managed assets at an annual rate equal to 0.040% of the first $250 million in assets, 0.025% of the next $250 million, and 0.015% of assets in excess of $250 million, with a minimum fee of $130,000. State Street Bank's fee is paid monthly.

Code of Ethics

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in REITs and real estate securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at http://www.publicinfo@sec.gov.

Privacy Policy

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through EquiServe Trust Company, N.A. our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees). Also, our Advisor may consider past sales of our shares as a factor in selection of brokers provided it does so consistent with the Conduct Rules of the National Association of Securities Dealers, Inc.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining our net asset value, securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by our board of trustees.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of our board of trustees.

                                   TAX MATTERS

Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our common shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Fund

We intend to qualify each taxable year for treatment as a RIC. To qualify for this treatment, we must, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total managed assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total managed assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total managed assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that we control and are engaged in the same, similar or related trades or businesses.

If we qualify for treatment as a RIC, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed as an ordinary C corporation on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends (that is, ordinary income) to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

We intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. We also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We intend to make distributions sufficient to avoid imposition of the excise tax.

Taxation of Shareholders

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income will be taxable to them as ordinary income to the extent of our earnings and profits. We currently expect that most dividends we pay will not be eligible for the dividends received deduction available to corporations and will not be eligible for the new reduced maximum federal income tax rate on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets between May 6, 2003, and December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

Distributions on our common shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular shareholder's investment. Those distributions are likely to occur in respect of shares purchased when our net asset value reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when our net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to our shareholders who (1) would be required to include in their federal taxable income, as long term capital gain, their share of the retained amount and (2) would be entitled to credit their proportionate share of the tax we paid on the retained amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

We will annually notify shareholders as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Such gain is generally taxable to individuals at a maximum rate of 15%. However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our common shares will be disallowed if other common shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

Tax Consequences of Certain Investments

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or REIT) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

REMICs. We do not intend to invest in REITs that, to our knowledge, invest in residual interests of real estate mortgage investment conduits, or REMICs. Under Treasury regulations that have not yet been issued, but that may apply retroactively, a portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be allocated to the REIT's shareholders (which may include us) in proportion to the dividends received. These regulations are expected to provide that excess inclusion income of a RIC will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Our declaration of trust contains provisions that prevent a disqualified organization from owning our shares.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire zero coupon or other securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.


                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index ("BIG"), Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index, the NASDAQ Composite Index, and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms -- the standard deviation.)

Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the NAREIT Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

Our financial statements as of December 31, 2002, appearing in this SAI have been audited by Ernst & Young, LLP, our independent auditors, as set forth in their report thereon appearing elsewhere in this SAI, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, D.C. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS

         Part A - None

         Part B - To be filed by Pre-Effective Amendment

         (i) Statement of Assets and Liabilities as of _________, 200_;

         (ii) Statement of Operations of the Fund for the period ended ________, 200_; and

         (iii) Notes to Financial Statements ______, 200_.

         Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2) EXHIBITS

Exhibit No.                  Description of Exhibits
-----------                  -----------------------
(a)                          Amended and Restated  Agreement and  Declaration of
                             Trust of the Registrant dated October 24, 2002.*

(b)                          Bylaws of the Registrant.*

(c)                          Not applicable.

(d) Amended and Restated Agreement and Declaration of Trust of the Registrant dated October 24, 2002; Bylaws of the Registrant.*

(e) Dividend Reinvestment Plan - to be filed by amendment.

(f)                          Not applicable.

(g) Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.*

(h)(1) Form of Underwriting Agreement - to be filed by amendment.

(i)                          Not applicable.

(j) Form of Custody Agreement between the Registrant and State Street Bank and Trust Company - to be filed by amendment.

(k)(1) Form of Transfer Agency and Service Agreement between the Registrant and EquiServe Trust Company, N.A. - to be filed by amendment.

(k)(2) Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc. - to be filed by amendment.

(k)(3) Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company - to be filed by amendment.

(l) Opinion and consent of Sullivan & Worcester LLP - to be filed by amendment.

(m)                          Not applicable.

(n)                          Consent of Auditors - to be filed by amendment.

(o)                          Not applicable.

(p)                          Initial   Subscription    Agreement   between   the
                             Registrant and RMR Advisors, Inc. - to be filed by amendment.

(q)                          Not applicable.

(r)(1) Code of Ethics of the Registrant - to be filed by amendment.

(r)(2)                       Code of Ethics of RMR Advisors, Inc. - to be filed
                              by amendment.
____________________
* Previously filed.


ITEM 25.   MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                              $   6,900
National Association of Securities Dealers, Inc. fee           $       *
New York Stock Exchange listing fee                            $       *
Printing (other than stock certificates)                       $       *
Accounting fees and expenses                                   $       *
Legal fees and expenses                                        $       *
Underwriter expense reimbursement                              $       *
Miscellaneous                                                  $       *
Total                                                          $       *

*  To be filed by amendment

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of July 28, 2003)


TITLE OF CLASS                                      NUMBER OF RECORD HOLDERS

Common Shares, par value                            1
         $0.001 per share

ITEM 29.  INDEMNIFICATION

         Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

         The information as to the directors and executive officers of RMR Advisors, Inc. will be set forth in RMR Advisors, Inc.'s Form ADV to be filed with the SEC prior to the effective date of this Registration Statement and, when filed, will be incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Registrant:                   RMR Real Estate Fund
                              400 Centre Street
                              Newton, Massachusetts  02458

Investment Adviser:           RMR Advisors, Inc.
                              400 Centre Street
                              Newton, Massachusetts  02458

Transfer Agent for            EquiServe Trust Company, N.A.
Common Shares:                EquiServe, Inc.
                              525 Washington Boulevard
                              Jersey City, New Jersey  07303

Custodian and                 State Street Bank and Trust Company
Subadministrator:             225 Franklin Street
                              Boston, Massachusetts  02770


ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

         (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not Applicable.

         (3) Not Applicable.

         (4) Not Applicable.

         (5) The Registrant undertakes that:

                  (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 29th day of July, 2003.


                                   RMR REAL ESTATE FUND

                                   By: /s/ Thomas M. O'Brien
                                       ------------------------
                                       Thomas M. O'Brien
                                       President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                                  Date
---------                     -----                                  ----

/s/ Thomas M. O'Brien         President                           July 29, 2003
------------------------
Thomas M. O'Brien


/s/ John C. Popeo             Treasurer                           July 29, 2003
------------------------
John C. Popeo

/s/ Barry M. Portnoy          Trustee                             July 29, 2003
------------------------
Barry M. Portnoy

/s/ Gerard M. Martin          Trustee                             July 29, 2003
------------------------
Gerard M. Martin